                                                                   EXHIBIT 10.18

                          FULL RECOURSE PROMISSORY NOTE

$78,433.33                                                          July 7, 2000


               FOR VALUE RECEIVED, the undersigned, Mark MacWhirter (the "Purchaser"), promises to pay to the order of Ixia ("Ixia"), at the principal offices of Ixia or at such other place as the holder may designate, on or before July 7, 2003 (the "Maturity Date"), the principal amount of Seventy Eight Thousand Four Hundred Thirty Three Dollars and Thirty Three Cents ($78,433.33) (the "Principal Amount"), together with interest on said Principal Amount at the rate and in the manner hereinafter provided.

               The Principal Amount shall bear interest from the date hereof until this Note is paid in full at the lesser of (i) the rate of 8.0% per annum or (ii) the maximum rate allowed by law in the State of California. Interest shall accrue on the outstanding Principal Amount and be payable annually in arrears on each of the first and second anniversaries of the date of this Note and on the Maturity Date (or on such earlier date as the entire Principal Amount shall be due and payable through acceleration or otherwise). Interest shall be calculated on the basis of a 365-day year and actual number of days elapsed.

               The undersigned hereby grants to Ixia a security interest in the 75,000 shares of Ixia Common Stock purchased by the undersigned on June 17, 2000 (the "Collateral") to secure payment of the undersigned's debt to Ixia as evidenced by this Note.

               Notwithstanding anything herein to the contrary, the undersigned agrees that upon the closing of the sale by him or any permitted transferee of the Collateral of any shares of the Collateral at any time while this Note is outstanding, he will pay or cause to be paid to Ixia one-half of any and all proceeds that the undersigned or such transferee realizes or receives from any such sale to the payment of all amounts outstanding under this Note until this Note has been paid in full. Any such payment shall be applied first to any interest then accrued and unpaid and then to the Principal Amount then outstanding.

               If this Note shall have a Maturity Date or a date for the payment of any interest due hereunder which is not a business day, all amounts otherwise due on such date shall be payable on the first business day occurring after such date, and such extension of time shall be included in computing any interest in respect of such payment.

               In the event that (i) any sum owing hereunder is not paid as agreed, (ii) a petition or application for a receiver or for any form of relief under any provision of the Bankruptcy Code (Title 11, U.S.C.) or any law pertaining to the reorganization, insolvency or readjustment of debts is filed by or against the undersigned, or his assets or affairs, or (iii) the undersigned makes an assignment for the benefit of creditors, admits in writing an inability to pay debts as they become due or is adjudicated a bankrupt or insolvent, then all obligations hereunder shall become immediately due and payable without presentment for payment, diligence, grace, exhibition of this Note, protest, dishonor, demand or notice of any kind, all of which are hereby expressly waived.

               Upon the default of the undersigned under this Note, the holder hereof will have full recourse against the Purchaser and shall not be required to proceed against the Collateral.

               The undersigned hereby: (i) agrees to pay the holder hereof, upon demand, any and all costs, expenses and fees, including reasonable attorneys' fees incurred before or after suit is commenced, in enforcing payment hereof, and, in the event suit is brought to enforce payment hereof, that such costs, expenses and fees shall be determined by a court sitting without a jury; (ii) waives all counterclaims and setoffs, and any and all applicable exemption, valuation and appraisal rights; (iii) agrees to any and all extensions and renewals hereof, from time to time, without notice; and (v) expressly agrees that the acceptance by the holder of this Note of any performance which does not strictly comply with the terms of this Note shall not be deemed to be a waiver of any rights of the holder.

               The interpretation, construction and enforcement of this Note shall be governed by the laws of the State of California.


                                           /s/ MARK MacWHIRTER
                                           -------------------------------------
                                           Mark MacWhirter







                                       2